UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22369

Western Asset Mortgage Defined

Opportunity Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

FORM N-Q

SEPTEMBER 30, 2014

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - 117.1%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	$1,284,685	$1,018,456
Accredited Mortgage Loan Trust, 2003-3 A1	5.210%	1/25/34	1,339,006	1,308,561
ACE Securities Corp., 2003-NC1 M2	3.005%	7/25/33	335,001	219,329	(a)
AFC Home Equity Loan Trust, 2003-3 1A	0.905%	10/25/30	2,223,479	1,970,376	(a)(b)
American Home Mortgage Assets, 2005-2 2A1A	3.267%	1/25/36	1,768,599	1,248,152	(a)(c)
American Home Mortgage Assets, 2006-4 1A12	0.365%	10/25/46	2,872,722	1,979,386	(a)(c)
American Home Mortgage Investment Trust, 2005-1 6A	2.332%	6/25/45	127,087	124,961	(a)(c)
American Home Mortgage Investment Trust, 2005-SD1 1A1	0.605%	9/25/35	379,359	254,813	(a)(b)(c)
American Home Mortgage Investment Trust, 2007-2 11A1	0.385%	3/25/47	1,385,990	916,046	(a)(c)
American Home Mortgage Investment Trust, 2007-2 2A	0.955%	3/25/47	13,355,953	1,787,634	(a)
American Home Mortgage Investment Trust, 2007-A 4A	1.055%	7/25/46	2,687,233	1,054,535	(a)(b)
Ameriquest Mortgage Securities Inc., 2002-4 M3	5.405%	2/25/33	2,059,837	1,776,066	(a)
Ameriquest Mortgage Securities Inc., 2002-D M1	3.905%	2/25/33	2,220,000	1,704,800	(a)
Argent Securities Inc., 2005-W5 A2D	0.475%	1/25/36	4,560,142	3,131,860	(a)
Argent Securities Inc., 2006-M2 A2B	0.265%	9/25/36	3,824,744	1,584,922	(a)
Argent Securities Inc., 2006-M2 A2C	0.305%	9/25/36	2,639,717	1,097,852	(a)
Argent Securities Inc., 2006-M2 A2D	0.395%	9/25/36	696,700	292,069	(a)
Argent Securities Inc., 2006-M3 A2C	0.315%	10/25/36	4,282,954	1,928,349	(a)
ARM Trust, 2005-05 1A1	2.593%	9/25/35	350,826	285,280	(a)(c)
ARM Trust, 2005-07 2A21	2.586%	10/25/35	1,040,000	957,397	(a)(c)
ARM Trust, 2005-10 1A21	2.614%	1/25/36	439,677	387,461	(a)(c)
ARM Trust, 2005-12 5A1	0.405%	3/25/36	440,420	288,204	(a)(c)
Asset-Backed Funding Certificates, 2005-HE1 M2	0.815%	3/25/35	2,730,567	2,160,829	(a)
Banc of America Alternative Loan Trust, 2005-9 1CB5, IO	4.946%	10/25/35	7,514,322	1,106,398	(a)
Banc of America Funding Corp., 2004-B 6A1	2.119%	12/20/34	626,830	446,597	(a)(c)
Banc of America Funding Corp., 2004-C 3A1	2.910%	12/20/34	931,200	841,115	(a)(c)
Banc of America Funding Corp., 2006-D 2A1	2.818%	5/20/36	151,462	112,411	(a)(c)
Banc of America Funding Corp., 2006-D 6A1	4.886%	5/20/36	1,688,766	1,413,663	(a)(c)
Banc of America Funding Corp., 2006-F 1A1	2.622%	7/20/36	807,904	803,993	(a)(c)
Banc of America Funding Corp., 2006-H 3A1	2.787%	9/20/46	200,190	163,014	(a)(c)
Banc of America Funding Corp., 2014-R5 1A2	1.831%	9/26/45	3,750,000	2,006,250	(a)(b)(d)
Bayview Financial Acquisition Trust, 2007-A 2A	0.502%	5/28/37	1,822,664	1,396,454	(a)(c)
Bayview Financial Asset Trust, 2007-SR1A M1	0.955%	3/25/37	4,479,330	3,789,513	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M2	1.055%	3/25/37	5,453,407	4,526,327	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M3	1.305%	3/25/37	2,470,742	1,853,056	(a)(b)
Bayview Financial Asset Trust, 2007-SR1A M4	1.655%	3/25/37	533,254	359,946	(a)(b)
BCAP LLC Trust, 2009-RR4 8A2	2.783%	9/26/35	2,464,631	1,921,732	(a)(b)(c)
BCAP LLC Trust, 2010-RR06 4A13	2.769%	9/26/35	2,019,742	1,554,052	(a)(b)(c)
BCAP LLC Trust, 2010-RR10 2A7	2.461%	12/27/34	5,054,762	4,453,286	(a)(b)(c)
BCAP LLC Trust, 2012-RR2 5A15	6.377%	2/26/36	3,250,000	3,101,842	(a)(b)(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.606%	4/25/35	216,685	209,330	(a)(c)
Bear Stearns Alt-A Trust, 2005-3 4A3	2.450%	4/25/35	439,291	423,945	(a)(c)
Bear Stearns Alt-A Trust, 2005-9 25A1	2.451%	11/25/35	530,137	430,742	(a)(c)
Bear Stearns Alt-A Trust, 2006-2 23A1	2.669%	3/25/36	1,965,801	1,461,451	(a)(c)
Bear Stearns Asset Backed Securities I Trust, 2004-BO1 M9B	4.155%	10/25/34	386,004	358,596	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-SD2 1A	3.567%	6/25/43	83,933	84,316	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-CL1 A1	0.628%	9/25/34	150,434	144,446	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - (continued)
Bear Stearns Mortgage Funding Trust, 2007-AR5 2A1	0.335%	6/25/37	$2,358,833	$2,051,309	(a)(c)
Centex Home Equity Loan Trust, 2004-D MV1	0.775%	9/25/34	1,464,441	1,312,530	(a)
Chase Mortgage Finance Corp., 2005-A2 1A5	2.504%	1/25/36	2,287,874	2,184,629	(a)(c)
Chase Mortgage Finance Corp., 2006-S3 2A1	5.500%	11/25/21	323,927	280,351	(c)
Chaseflex Trust, 2005-2 3A3, IO	5.346%	6/25/35	15,562,008	2,276,753	(a)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.445%	10/25/35	1,437,006	1,332,379	(a)(b)(c)
Chevy Chase Mortgage Funding Corp., 2006-2A A1	0.285%	4/25/47	270,420	217,354	(a)(b)(c)
Citicorp Mortgage Securities Inc., 2007-8 B1	5.946%	9/25/37	4,787,395	2,561,754	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2003-HE4 A	0.565%	12/25/33	49,536	49,588	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2004-HYB3 1A	2.577%	9/25/34	193,987	196,391	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2004-UST1 A2	1.990%	8/25/34	133,692	131,666	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-05	1.748%	8/25/35	294,393	230,803	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2005-10 1A1A	2.819%	12/25/35	384,811	340,709	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2006-AR5 2A1A	2.701%	7/25/36	642,921	416,235	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2007-06 1A1A	2.182%	3/25/37	536,114	398,847	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2007-AR8 1A1A	3.217%	8/25/47	556,302	456,592	(a)(c)
Citigroup Mortgage Loan Trust Inc., 2014-6 3A3	3.453%	11/25/35	3,959,946	2,447,246	(a)(b)(c)
Connecticut Avenue Securities, 2013-C01 M2	5.405%	10/25/23	1,260,000	1,426,345	(a)(c)
Connecticut Avenue Securities, 2014-C03 1M2	3.155%	7/25/24	3,750,000	3,550,432	(a)(c)
Countrywide Alternative Loan Trust, 2003-10CB M	5.663%	5/25/33	2,997,715	2,246,665	(a)(c)
Countrywide Alternative Loan Trust, 2005-03CB 1A6, IO	6.996%	3/25/35	880,919	123,857	(a)
Countrywide Alternative Loan Trust, 2005-07CB 1A3, IO	6.446%	4/25/35	2,213,238	264,279	(a)
Countrywide Alternative Loan Trust, 2005-11CB 3A3, IO	4.846%	6/25/35	4,510,039	562,140	(a)
Countrywide Alternative Loan Trust, 2005-14 3A1	2.298%	5/25/35	454,126	321,522	(a)(c)
Countrywide Alternative Loan Trust, 2005-27 2A1	1.467%	8/25/35	3,451,146	2,849,139	(a)(c)
Countrywide Alternative Loan Trust, 2005-27 2A3	1.677%	8/25/35	2,774,385	2,495,393	(a)(c)
Countrywide Alternative Loan Trust, 2005-36 4A1	2.377%	8/25/35	1,129,793	1,001,491	(a)(c)
Countrywide Alternative Loan Trust, 2005-50CB 1A1	5.500%	11/25/35	614,869	592,424	(c)
Countrywide Alternative Loan Trust, 2005-J10 1A1	0.655%	10/25/35	274,455	220,419	(a)(c)
Countrywide Alternative Loan Trust, 2006-39CB 1A7, IO	5.246%	1/25/37	22,740,112	3,822,204	(a)
Countrywide Alternative Loan Trust, 2006-HY10 1A1	2.054%	5/25/36	814,244	644,116	(a)(c)
Countrywide Alternative Loan Trust, 2006-J8 A5	6.000%	2/25/37	178,737	143,254	(c)
Countrywide Alternative Loan Trust, 2007-23CB A4, IO	6.346%	9/25/37	12,718,494	3,000,274	(a)
Countrywide Alternative Loan Trust, 2007-3T1 2A1	6.000%	3/25/27	709,844	666,511	(c)
Countrywide Asset-Backed Certificates, 2005-13 3AV4	0.495%	4/25/36	814,320	747,157	(a)
Countrywide Asset-Backed Certificates, 2006-S3 A2	6.085%	6/25/21	148,079	147,663	(c)
Countrywide Asset-Backed Certificates, 2006-S7 A3	5.712%	11/25/35	629,276	608,105	(a)(c)
Countrywide Asset-Backed Certificates, 2006-S9 A3	5.728%	8/25/36	245,279	241,746	(a)(c)
Countrywide Asset-Backed Certificates, 2006-SD2 1A1	0.505%	5/25/46	243,649	233,425	(a)(b)
Countrywide Asset-Backed Certificates, 2006-SD3 A1	0.485%	7/25/36	1,876,346	1,392,271	(a)(b)
Countrywide Asset-Backed Certificates, 2007-8 M1	0.425%	11/25/37	8,059,877	210,040	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - (continued)
Countrywide Asset-Backed Certificates, 2007-SE1 1A1	0.705%	5/25/47	$1,173,397	$691,944	(a)(b)
Countrywide Home Equity Loan Trust, 2004-B 1A	0.374%	2/15/29	964,244	849,436	(a)(c)
Countrywide Home Equity Loan Trust, 2004-E 2A	0.414%	6/15/29	8,944	8,643	(a)
Countrywide Home Equity Loan Trust, 2004-L 2A	0.434%	2/15/34	131,733	112,096	(a)(c)
Countrywide Home Equity Loan Trust, 2005-E 2A	0.374%	11/15/35	212,588	184,057	(a)(c)
Countrywide Home Loans, 2004-16 1A3A	0.915%	9/25/34	1,517,240	1,468,007	(a)(c)
Countrywide Home Loans, 2005-11 3A3	2.508%	4/25/35	901,955	673,423	(a)(c)
Countrywide Home Loans, 2005-11 6A1	0.755%	3/25/35	80,272	73,318	(a)(c)
Countrywide Home Loans, 2005-18 A7	19.100%	10/25/35	47,539	60,476	(a)(c)
Countrywide Home Loans, 2005-HYB7 1A1	2.839%	11/20/35	1,085,981	930,143	(a)(c)
Countrywide Home Loans, 2005-HYB9 1A1	2.319%	2/20/36	325,881	273,121	(a)(c)
Countrywide Home Loans, 2005-R2 1AF2	0.495%	6/25/35	1,346,756	941,851	(a)(b)
Countrywide Home Loans, 2006-HYB4 3B	2.550%	6/20/36	1,679,679	1,401,904	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2004-23 A	2.383%	11/25/34	346,429	297,627	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-02 2A1	0.475%	3/25/35	151,301	145,458	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-07 2A1	0.775%	3/25/35	334,068	311,122	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-09 1A1	0.455%	5/25/35	193,680	172,716	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HY10 1A1	2.981%	2/20/36	350,631	299,948	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-HYB6 1A1	2.388%	10/20/35	1,276,251	1,021,053	(a)(c)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.515%	3/25/35	729,566	655,806	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R2 2A3	8.000%	6/25/35	160,756	168,985	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2006-3 2A1	0.405%	3/25/36	709,481	628,747	(a)(c)
Credit Suisse First Boston Mortgage Securities Corp., 2001-28 1A1	0.805%	11/25/31	88,451	77,088	(a)
Credit Suisse First Boston Mortgage Securities Corp., 2005-10 03A3	5.500%	11/25/35	795,216	702,176	(c)
Credit Suisse Mortgage Capital Certificates, 2006-8 2A1	5.500%	10/25/21	1,145,014	1,107,660	(c)
Credit Suisse Mortgage Capital Certificates, 2009-05R 2A3	2.184%	7/26/49	4,000,000	3,165,964	(a)(b)(c)
Credit Suisse Mortgage Capital Certificates, 2009-15R 2A2	5.552%	10/26/36	4,748,792	3,528,134	(a)(b)(c)
Credit-Based Asset Servicing and Securitization LLC, 2003-RP1 M1	1.705%	3/25/33	2,451,579	2,357,872	(a)(b)
Credit-Based Asset Servicing and Securitization LLC, 2006-SL1 A3	0.595%	9/25/36	4,812,404	1,090,844	(a)(b)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2006-AR1 2A1	2.857%	2/25/36	394,634	303,794	(a)(c)
Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 2007-1 2A1	0.255%	8/25/37	536,927	395,094	(a)(c)
Deutsche Mortgage Securities Inc., 2006-PR1 2PO, PO	0.000%	4/15/36	98,653	86,349	(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS1, IO	8.850%	4/15/36	523,866	144,203	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 4AS2, IO	15.325%	4/15/36	501,422	235,213	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS1, IO	10.743%	4/15/36	115,153	46,383	(a)(b)
Deutsche Mortgage Securities Inc., 2006-PR1 5AS3, IO	7.297%	4/15/36	424,062	129,709	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - (continued)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR1 2A1B	0.473%	3/19/45	$2,185,122	$1,410,881	(a)(c)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.363%	3/19/45	524,580	479,984	(a)(c)
EMC Mortgage Loan Trust, 2002-AA A1	1.095%	5/25/39	153,791	147,974	(a)(b)
EMC Mortgage Loan Trust, 2006-A A1	0.605%	12/25/42	1,195,100	1,133,602	(a)(b)
Federal National Mortgage Association (FNMA), 2012-134, IO	5.996%	12/25/42	6,548,961	1,443,145	(a)
First Horizon Alternative Mortgage Securities, 2005-AA6 3A1	2.199%	8/25/35	1,496,772	1,337,339	(a)(c)
First Horizon Alternative Mortgage Securities, 2006-FA6 2A1, PAC-11	6.250%	11/25/36	221,617	186,091	(c)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.525%	2/25/37	495,251	307,322	(a)(c)
First Horizon Mortgage Pass-Through Trust, 2005-AR4 2A1	2.564%	10/25/35	886,079	785,206	(a)(c)
First Republic Mortgage Loan Trust, 2000-FRB2 A1	0.654%	11/15/30	287,590	292,676	(a)(c)
Fremont Home Loan Trust, 2006-B 2A2	0.255%	8/25/36	846,658	385,516	(a)
Fremont Home Loan Trust, 2006-B 2A4	0.395%	8/25/36	1,023,101	477,892	(a)
Government National Mortgage Association (GNMA), 2013-010 AI, IO	3.500%	1/20/43	4,018,990	903,062
Green Tree Mortgage Loan Trust, 2005-HE1 M6	1.505%	12/25/32	1,220,347	1,075,529	(a)(b)
Greenpoint Mortgage Funding Trust, 2005-AR4 A1	0.415%	10/25/45	720,338	645,048	(a)(c)
Greenpoint Mortgage Funding Trust, 2006-AR3 4A1	0.365%	4/25/36	4,187,197	3,250,420	(a)(c)
Greenpoint Mortgage Funding Trust, 2006-AR6 A4	0.495%	10/25/46	5,962,186	2,788,914	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.854%	3/20/23	111,028	107,544	(a)(b)(c)
GSAA Home Equity Trust, 2005-11 2A2	0.475%	10/25/35	3,725,644	2,825,760	(a)(c)
GSAA Home Equity Trust, 2005-R1 1A2, IO	4.846%	4/25/35	4,714,329	499,719	(a)(b)
GSAMP Trust, 2004-SEA2 M2	1.405%	3/25/34	6,200,000	5,802,704	(a)
GSAMP Trust, 2007-FM1 A2C	0.325%	12/25/36	2,145,987	1,219,313	(a)(c)
GSAMP Trust, 2007-FM1 A2D	0.405%	12/25/36	3,543,995	2,042,766	(a)(c)
GSMPS Mortgage Loan Trust, 2001-2 A	7.500%	6/19/32	745,108	785,924	(a)(b)
GSMPS Mortgage Loan Trust, 2004-4 2A1	3.332%	6/25/34	291,567	266,693	(a)(b)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.615%	2/25/35	210,923	192,467	(a)(b)(c)(d)
GSMPS Mortgage Loan Trust, 2005-RP1 1A3	8.000%	1/25/35	177,568	189,457	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1A4	8.500%	1/25/35	118,891	129,525	(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.505%	1/25/35	359,109	304,084	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	669,983	678,535	(b)
GSMPS Mortgage Loan Trust, 2006-RP1 1A3	8.000%	1/25/36	121,700	127,539	(b)
GSR Mortgage Loan Trust, 2005-AR4 2A1	2.738%	7/25/35	502,513	453,025	(a)(c)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.674%	10/25/35	206,333	185,791	(a)(c)
GSR Mortgage Loan Trust, 2006-09F 5A2, IO	6.396%	10/25/36	972,022	168,509	(a)
GSR Mortgage Loan Trust, 2006-10F 4A2, IO	6.496%	1/25/37	1,863,080	437,990	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.555%	10/25/46	2,447,085	2,050,329	(a)(b)
HarborView Mortgage Loan Trust, 2006-02	2.695%	2/25/36	67,049	54,473	(a)(c)
Home Equity Mortgage Trust, 2006-1 A3	0.655%	5/25/36	3,500,000	352,865	(a)
Homestar Mortgage Acceptance Corp., 2004-1 M1	0.950%	3/25/34	2,668,018	2,293,698	(a)(c)
Homestar Mortgage Acceptance Corp., 2004-3 M3	1.755%	7/25/34	683,956	504,569	(a)(c)
Homestar Mortgage Acceptance Corp., 2004-6 M7	2.105%	1/25/35	1,132,859	915,112	(a)(c)
HSI Asset Loan Obligation Trust, 2007-AR1 4A1	4.977%	1/25/37	383,180	329,312	(a)(c)
IMC Home Equity Loan Trust, 1998-1 A5	7.450%	6/20/29	1,365,237	1,391,343
Impac CMB Trust, 2004-8 1A	0.875%	10/25/34	638,868	563,166	(a)(c)
IMPAC Secured Assets Corp., 2007-1 A2	0.315%	3/25/37	797,468	625,524	(a)(c)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.675%	3/25/31	113,585	95,747	(a)
Indymac INDA Mortgage Loan Trust, 2005-AR2 1A1	2.622%	1/25/36	196,914	187,853	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - (continued)
Indymac INDB Mortgage Loan Trust, 2005-1 A1	0.455%	11/25/35	$2,009,906	$1,225,325	(a)
Indymac Index Mortgage Loan Trust, 2004-AR13 1A1	2.461%	1/25/35	142,738	134,933	(a)(c)
Indymac Index Mortgage Loan Trust, 2004-AR15 1A1	2.714%	2/25/35	216,062	188,288	(a)(c)
Indymac Index Mortgage Loan Trust, 2005-AR15 A2	4.549%	9/25/35	157,932	140,464	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR07 5A1	2.608%	5/25/36	627,255	505,416	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR09 3A3	4.340%	6/25/36	907,520	878,441	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR11 1A1	2.750%	6/25/36	625,892	479,608	(a)(c)
Indymac Index Mortgage Loan Trust, 2006-AR25 4A3	2.588%	9/25/36	2,660,204	1,590,908	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR05 2A1	2.657%	5/25/37	2,936,990	2,227,906	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR07 2A1	2.044%	6/25/37	334,751	259,437	(a)(c)
Indymac Index Mortgage Loan Trust, 2007-AR15 2A1	4.375%	8/25/37	352,863	295,569	(a)(c)
Irwin Home Equity, 2005-C 1M4	6.750%	4/25/30	608,152	519,222
Jefferies & Co., 2009-R2 5A	3.265%	1/26/36	1,556,535	1,446,686	(a)(b)(c)
Jefferies & Co., 2009-R6 6A2	2.606%	10/26/35	2,981,788	2,562,388	(a)(b)(c)
JPMorgan Alternative Loan Trust, 2006-A4 A7	3.688%	9/25/36	1,044,898	680,956	(a)(c)
JPMorgan Alternative Loan Trust, 2006-S1 3A4	6.180%	3/25/36	1,351,019	888,936	(a)(c)
JPMorgan Alternative Loan Trust, 2007-A1 3A1	2.542%	3/25/37	842,677	671,068	(a)
JPMorgan Mortgage Acquisition Corp., 2007-CH3 M3	0.525%	3/25/37	2,540,000	265,684	(a)
JPMorgan Mortgage Trust, 2005-A6 3A3	2.587%	9/25/35	1,100,000	1,047,553	(a)(c)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,549,379	1,331,896	(c)
JPMorgan Mortgage Trust, 2007-S2 3A2	6.000%	6/25/37	205,655	196,657	(c)
JPMorgan Mortgage Trust, 2007-S2 3A3	6.500%	6/25/37	66,235	64,508	(c)
Lehman ABS Corp. Home Equity Loan Trust, 2004-2 A	0.595%	6/25/34	165,369	156,578	(a)
Lehman Mortgage Trust, 2006-3 1A7, IO	5.246%	7/25/36	11,729,800	2,026,124	(a)
Lehman Mortgage Trust, 2006-3 2A1	0.515%	7/25/36	4,367,911	1,616,123	(a)
Lehman Mortgage Trust, 2006-3 2A2, IO	6.986%	7/25/36	4,978,597	1,553,780	(a)
Lehman Mortgage Trust, 2006-7 1A3, IO	5.196%	11/25/36	11,650,335	2,182,376	(a)
Lehman Mortgage Trust, 2006-7 3A2, IO	6.996%	11/25/36	8,259,780	2,610,561	(a)
Lehman Mortgage Trust, 2007-1 2A3, IO	6.476%	2/25/37	13,366,514	3,676,212	(a)
Lehman XS Trust, 2005-9N 1A1	0.425%	2/25/36	1,677,936	1,465,632	(a)(c)
Lehman XS Trust, 2006-14N 3A2	0.275%	8/25/36	3,480,486	2,723,588	(a)(c)
Lehman XS Trust, 2006-19 A4	0.325%	12/25/36	1,353,877	935,144	(a)(c)
Lehman XS Trust, 2007-4N 1A2A	0.315%	3/25/47	4,547,474	3,483,652	(a)(c)
Lehman XS Trust, 2007-8H A1	0.285%	6/25/37	106,406	92,198	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-12 5A1	2.843%	10/25/34	247,352	236,272	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2004-15 1A1	3.178%	12/25/34	103,664	100,639	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-0A1 1A1	0.365%	4/25/46	434,113	336,137	(a)(c)
MASTR Adjustable Rate Mortgages Trust, 2006-2 4A1	2.629%	2/25/36	119,649	118,574	(a)(c)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	3,360,000	2,167,573
MASTR Asset-Backed Securities Trust, 2006-HE4 A3	0.305%	11/25/36	3,852,782	1,820,104	(a)
MASTR Reperforming Loan Trust, 2005-1 1A2	6.500%	8/25/34	1,021,721	1,051,113	(b)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - (continued)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	$271,676	$279,853	(b)
MASTR Reperforming Loan Trust, 2005-1 1A4	7.500%	8/25/34	114,673	118,319	(b)
MASTR Reperforming Loan Trust, 2005-2 1A3	7.500%	5/25/35	16,924	17,780	(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	4.759%	5/25/36	1,990,787	1,897,981	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2005-1 2A2	2.127%	4/25/35	155,778	152,661	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A3	2.469%	2/25/35	293,680	275,645	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2005-A2 A5	2.469%	2/25/35	559,231	565,159	(a)(c)
Merrill Lynch Mortgage Investors Trust, 2006-A1 2A1	2.754%	3/25/36	105,022	72,820	(a)(c)
Morgan Stanley Capital Inc., 2003-NC10 M2	2.855%	10/25/33	644,678	569,808	(a)
Morgan Stanley Mortgage Loan Trust, 2004-6AR 2A2	2.711%	8/25/34	612,530	609,618	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2004-7AR B1	2.398%	9/25/34	607,916	249,469	(a)
Morgan Stanley Mortgage Loan Trust, 2005-5AR 4A1	5.167%	9/25/35	4,190,605	3,286,637	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-1AR 1AX, IO	3.715%	2/25/36	6,421,235	645,745	(a)
Morgan Stanley Mortgage Loan Trust, 2006-3AR 1A3	0.415%	3/25/36	1,949,398	1,513,242	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 1A2	0.225%	6/25/36	356,894	191,668	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2007-05AX 2A3	0.385%	2/25/37	1,649,097	978,177	(a)(c)
Morgan Stanley Mortgage Loan Trust, 2007-15AR 4A1	4.569%	11/25/37	1,731,137	1,304,090	(a)(c)
New Century Home Equity Loan Trust, 2004-3 M3	1.220%	11/25/34	1,351,070	1,166,030	(a)
Nomura Asset Acceptance Corp., 2004-R3 B2	6.766%	2/25/35	641,888	6	(b)
Nomura Resecuritization Trust, 2010-4RA 1A2	2.403%	8/26/34	2,900,000	2,407,362	(a)(b)(c)
Nomura Resecuritization Trust, 2014-5R 1A9	13.416%	6/26/35	1,907,393	1,936,004	(a)(b)(c)(d)
Popular ABS Mortgage Pass-Through Trust, 2004-4 M2	5.626%	9/25/34	1,681,583	1,546,401
Popular ABS Mortgage Pass-Through Trust, 2005-5 MV1	0.595%	11/25/35	2,381,023	2,175,046	(a)
Popular ABS Mortgage Pass-Through Trust, 2006-D A3	0.415%	11/25/46	2,450,000	2,154,638	(a)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	3,510,035	3,536,087	(b)(c)
Provident Bank Home Equity Loan Trust, 2000-2 A1	0.695%	8/25/31	1,736,687	1,499,734	(a)
RAAC, 2007-RP3 A	0.535%	10/25/46	2,205,657	1,970,362	(a)(b)
RAAC Series, 2006-RP3 A	0.425%	5/25/36	758,460	678,408	(a)(b)
RAAC Series, 2007-RP2 A	0.855%	2/25/46	1,217,733	1,083,760	(a)(b)
Renaissance Home Equity Loan Trust, 2004-3 M1	5.157%	11/25/34	1,068,399	993,472
Renaissance Home Equity Loan Trust, 2006-1 AF5	6.166%	5/25/36	640,000	485,545
Renaissance Home Equity Loan Trust, 2006-2 AV3	0.395%	8/25/36	1,567,934	854,104	(a)
Renaissance Home Equity Loan Trust, 2007-1 AF3	5.612%	4/25/37	2,922,239	1,683,400
Renaissance Home Equity Loan Trust, 2007-2 AF1	5.893%	6/25/37	2,664,881	1,501,452
Renaissance Home Equity Loan Trust, 2007-2 AF2	5.675%	6/25/37	459,239	250,244
Renaissance Home Equity Loan Trust, 2007-2 AF5	6.203%	6/25/37	1,975,220	1,171,278
Renaissance Home Equity Loan Trust, 2007-2 AF6	5.879%	6/25/37	3,322,516	1,868,032
Renaissance Home Equity Loan Trust, 2007-3 AF3	7.238%	9/25/37	1,749,979	1,142,162
Residential Accredit Loans Inc., 2005-QA3 CB4	3.273%	3/25/35	3,215,634	2,196,368	(a)(c)
Residential Accredit Loans Inc., 2006-QA01 A11	3.242%	1/25/36	896,413	713,509	(a)(c)
Residential Accredit Loans Inc., 2006-QA01 A31	4.353%	1/25/36	2,200,728	1,698,216	(a)(c)
Residential Accredit Loans Inc., 2006-QA04 A	0.335%	5/25/36	587,796	468,716	(a)(c)
Residential Accredit Loans Inc., 2006-QA10 A2	0.335%	12/25/36	1,097,172	826,546	(a)(c)
Residential Accredit Loans Inc., 2006-QO1 3A1	0.425%	2/25/46	4,158,748	2,832,095	(a)(c)
Residential Accredit Loans Inc., 2006-QO2 A2	0.425%	2/25/46	2,625,724	1,303,408	(a)(c)
Residential Accredit Loans Inc., 2006-QO3 A1	0.365%	4/25/46	5,024,508	2,528,519	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - (continued)
Residential Accredit Loans Inc., 2006-QO3 A2	0.415%	4/25/46	$1,715,401	$874,764	(a)(c)
Residential Accredit Loans Inc., 2006-QO3 A3	0.485%	4/25/46	2,401,151	1,209,763	(a)(c)
Residential Accredit Loans Inc., 2006-QS13 1A2, IO	7.006%	9/25/36	1,228,810	282,352	(a)
Residential Accredit Loans Inc., 2007-QA2 A1	0.285%	2/25/37	597,244	513,923	(a)(c)
Residential Accredit Loans Inc., 2007-QS1 2A1, IO	6.486%	1/25/37	5,736,061	1,171,926	(a)
Residential Asset Mortgage Products Inc., 2002-RS4 AII	0.795%	8/25/32	355,388	330,625	(a)
Residential Asset Mortgage Products Inc., 2004-RZ4 M7	2.655%	12/25/34	275,812	236,942	(a)(c)
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	1,126,291	1,187,468
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	134,661	125,985
Residential Asset Mortgage Products Inc., 2005-SL2 A5	8.000%	10/25/31	346,917	356,483
Residential Asset Securities Corp., 2003-KS9 A2B	0.795%	11/25/33	1,129,039	961,016	(a)
Residential Asset Securitization Trust, 2005-A13 1A3	0.625%	10/25/35	271,183	208,271	(a)(c)
Residential Asset Securitization Trust, 2005-A5 A1	0.455%	5/25/35	11,057	11,073	(a)(c)
Residential Asset Securitization Trust, 2005-A7 A2, IO	7.096%	6/25/35	3,871,342	790,675	(a)
Residential Asset Securitization Trust, 2006-A1 1A6	0.655%	4/25/36	2,701,973	1,786,026	(a)(c)
Residential Asset Securitization Trust, 2006-A1 1A7, IO	5.346%	4/25/36	5,690,170	915,639	(a)
Residential Asset Securitization Trust, 2007-A2 1A1	6.000%	4/25/37	487,753	427,285	(c)
Residential Funding Mortgage Securities I, 2005-SA3 1A	2.718%	8/25/35	4,527,233	3,695,513	(a)(c)
Residential Funding Mortgage Securities I, 2006-SA2 4A1	5.848%	8/25/36	655,863	597,258	(a)(c)
Residential Funding Mortgage Securities II, 2005-HI2 M7	5.810%	5/25/35	674,718	653,881	(c)
Residential Funding Mortgage Securities II Inc., 2004-HS1 AI6	3.640%	3/25/34	94,350	94,508	(a)(c)
Saxon Asset Securities Trust, 2007-3 2A1	0.375%	9/25/47	1,068,907	1,035,968	(a)
Sequoia Mortgage Trust, 2007-1 2A1	2.429%	2/20/47	2,023,296	1,773,016	(a)(c)
Structured ARM Loan Trust, 2004-07 A3	0.890%	6/25/34	220,801	209,725	(a)(c)
Structured ARM Loan Trust, 2004-16 1A2	2.454%	11/25/34	767,334	767,027	(a)(c)
Structured ARM Loan Trust, 2004-18 1A2	2.461%	12/25/34	800,849	759,392	(a)(c)
Structured ARM Loan Trust, 2005-04 1A1	2.451%	3/25/35	340,963	314,095	(a)(c)
Structured ARM Loan Trust, 2005-04 5A	4.531%	3/25/35	326,070	305,043	(a)(c)
Structured ARM Loan Trust, 2005-07 1A3	2.459%	4/25/35	184,360	180,461	(a)(c)
Structured ARM Loan Trust, 2005-12 3A1	2.404%	6/25/35	198,729	187,830	(a)(c)
Structured ARM Loan Trust, 2005-20 4A2	5.368%	10/25/35	1,355,201	119,031	(a)
Structured ARM Loan Trust, 2006-4 4A1	4.758%	5/25/36	529,074	407,170	(a)(c)
Structured ARM Loan Trust, 2006-8 3A5	4.544%	9/25/36	2,275,470	1,827,583	(a)(c)
Structured ARM Loan Trust, 2007-1 2A3	4.450%	2/25/37	1,531,236	1,159,949	(a)(c)
Structured ARM Loan Trust, 2007-5 2A2	2.519%	6/25/37	1,120,520	670,267	(a)(c)
Structured ARM Loan Trust, 2007-7 1A1	0.455%	8/25/37	1,982,214	1,666,525	(a)(c)
Structured Asset Investment Loan Trust, 2004-8 M7	2.930%	9/25/34	117,869	72,056	(a)
Structured Asset Investment Loan Trust, 2004-8 M9	3.905%	9/25/34	318,981	74,832	(a)
Structured Asset Mortgage Investments Inc., 2006-AR5 4A1	0.375%	5/25/46	795,845	474,301	(a)(c)
Structured Asset Securities Corp., 1999-RF1 A	6.042%	10/15/28	885,066	841,785	(a)(b)
Structured Asset Securities Corp., 2004-20 5A1	6.250%	11/25/34	275,475	284,305	(c)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Residential Mortgage-Backed Securities - (continued)
Structured Asset Securities Corp., 2004-NP1 A	0.955%	9/25/33	$207,828	$205,689	(a)(b)(c)
Structured Asset Securities Corp., 2005-4XS 3M3	5.090%	3/25/35	1,066,256	11
Structured Asset Securities Corp., 2005-5 2A2	5.500%	4/25/35	356,231	356,470	(c)
Structured Asset Securities Corp., 2005-RF1 A	0.505%	3/25/35	104,321	88,431	(a)(b)(c)
Structured Asset Securities Corp., 2005-RF2 A	0.505%	4/25/35	997,874	837,383	(a)(b)
Structured Asset Securities Corp., 2006-RF3 1A1, PAC-11	6.000%	10/25/36	1,518,758	1,527,049	(b)
Structured Asset Securities Corp., 2006-RF4 2A2	6.000%	10/25/36	2,585,884	802,260	(b)
Voyager Countywide Delaware Trust, 2009-1 3QB1, IO	0.404%	3/16/30	1,160,935	996,991	(a)(b)(c)
Wachovia Mortgage Loan Trust LLC, 2005-B 2A2	2.499%	10/20/35	83,902	80,758	(a)(c)
Wachovia Mortgage Loan Trust LLC, 2006-ALT1 A2	0.335%	1/25/37	809,066	572,476	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2004-AR10 A3	0.705%	7/25/44	121,075	114,388	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-09 5A4	34.800%	11/25/35	159,952	230,199	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-10 2A3	1.055%	11/25/35	287,331	215,795	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A5	2.381%	5/25/35	32,501	32,543	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR05 A6	2.381%	5/25/35	550,000	552,260	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.645%	10/25/45	527,036	462,996	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2005-AR18 2A1	2.527%	1/25/36	892,161	802,492	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR10 A1	0.255%	12/25/36	720,688	460,021	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR15 2A1B	2.168%	11/25/46	971,875	557,305	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR16 2A2	2.041%	12/25/36	475,204	415,992	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2006-AR18 1A1	1.831%	1/25/37	58,294	50,631	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 4A1	2.357%	3/25/37	199,810	191,346	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 1A1	2.326%	7/25/37	206,879	168,362	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-HY7 3A1	2.357%	7/25/37	357,007	321,831	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA2 2A	1.918%	3/25/47	258,578	212,153	(a)(c)
WaMu Mortgage Pass-Through Certificates, 2007-OA3 2A	0.887%	4/25/47	1,345,892	1,123,669	(a)(c)
Wells Fargo Alternative Loan Trust, 2007-PA1 A12, IO	5.306%	3/25/37	7,985,242	1,196,301	(a)(e)
Wells Fargo Mortgage Backed Securities Trust, 2005-AR2 2A2	2.614%	3/25/35	198,373	203,310	(a)(c)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 3A2	2.615%	4/25/36	66,457	64,451	(a)(c)

Total Residential Mortgage-Backed Securities (Cost - $283,535,595)				316,167,227

Asset-Backed Securities - 10.0%
BCMSC Trust, 1998-B A	6.530%	10/15/28	1,048,974	1,099,365	(a)
BCMSC Trust, 1999-A A3	5.980%	1/15/18	593,749	598,604	(a)
BCMSC Trust, 1999-A A4	6.475%	11/15/25	3,179,414	3,262,859	(a)
Credit-Based Asset Servicing and Securitization LLC, 2006-MH1 M1	5.484%	10/25/36	500,000	490,957	(b)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Asset-Backed Securities - (continued)
Firstfed Corp. Manufactured Housing Contract, 1997-2 B	8.110%	5/15/24	$530,000	$587,375	(b)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	1,321,292	1,333,899	(c)
Greenpoint Manufactured Housing, 1999-3 2A2	3.527%	6/19/29	675,000	587,250	(a)(c)
Greenpoint Manufactured Housing, 1999-4 A2	3.656%	2/20/30	950,000	826,500	(a)(c)
Greenpoint Manufactured Housing, 2000-4 A3	2.155%	8/21/31	25,000	23,704	(a)(c)
Greenpoint Manufactured Housing, 2001-2 IA2	3.656%	2/20/32	725,000	670,439	(a)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.652%	3/13/32	975,000	889,009	(a)
Oakwood Mortgage Investors Inc., 2001-E A2	5.050%	12/15/31	3,388,071	3,007,309
Origen Manufactured Housing, 2006-A A2	2.359%	10/15/37	2,552,107	2,324,375	(a)(c)
Origen Manufactured Housing, 2007-A A2	2.395%	4/15/37	2,679,728	2,413,064	(a)(c)
SMB Private Education Loan Trust, 2014-A C	4.500%	9/15/45	2,880,000	2,304,000	(b)(d)
SMB Private Education Loan Trust, 2014-A R	0.000%	9/15/45	6,875	3,002,868	(b)(d)
Social Professional Loan Program LLC, 2014-A RC	0.000%	7/14/24	700	3,522,750	(b)(d)

Total Asset-Backed Securities (Cost - $25,292,861)				26,944,327

Commercial Mortgage-Backed Securities - 10.4%
BLCP Hotel Trust, 2014-CLMZ M	5.881%	8/15/29	1,500,000	1,494,076	(a)(b)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.970%	5/15/46	830,000	849,731	(a)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	1,550,000	1,551,914
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	411,000	396,784
Credit Suisse Commercial Mortgage Trust, 2007-C2 AJ	5.749%	1/15/49	820,000	820,915	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K007 X1, IO	1.360%	4/25/20	1,880,277	91,813	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K008 X1, IO	1.814%	6/25/20	836,882	59,906	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K034 X3, IO	1.783%	9/25/41	10,200,000	1,271,017	(a)(c)
FREMF Mortgage Trust, 2014-KF04 B	3.406%	6/25/21	1,999,185	2,003,037	(a)(b)
GMAC Commercial Mortgage Securities Inc., 2006-C1 AJ	5.349%	11/10/45	2,000,000	1,951,590	(a)
GS Mortgage Securities Corp., 2010-C1 X, IO	1.642%	8/10/43	15,164,646	993,466	(a)(b)(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	380,000	390,634
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-CB16 AJ	5.623%	5/12/45	380,000	391,237
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	6.058%	4/15/45	380,000	384,399	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,070,000	922,360
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	420,000	377,173	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	640,000	635,512	(a)
JPMorgan Chase Commercial Mortgage Securities Trust, 2013-C16 XC, IO	1.431%	12/15/46	20,750,000	1,714,240	(a)(b)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.332%	7/15/40	1,860,000	1,931,209	(a)
ML-CFC Commercial Mortgage Trust, 2006-3 AJ	5.485%	7/12/46	380,000	388,840	(a)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	412,000	397,821	(a)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	1,470,000	1,436,641	(a)
ML-CFC Commercial Mortgage Trust, 2007-9 AJA	6.222%	9/12/49	400,000	389,987	(a)
Wachovia Bank Commercial Mortgage Trust, 2007-C30 AJ	5.413%	12/15/43	444,000	458,454	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Mortgage-Backed Securities - (continued)
WF-RBS Commercial Mortgage Trust, 2011-C4 F	5.000%	6/15/44	$3,870,000	$3,598,067	(a)(b)
WF-RBS Commercial Mortgage Trust, 2012-C9 E	4.963%	11/15/45	3,500,000	3,085,852	(a)(b)

Total Commercial Mortgage-Backed Securities (Cost - $27,453,057)				27,986,675

CORPORATE BONDS & NOTES - 8.5%
CONSUMER DISCRETIONARY - 1.2%
Household Durables - 1.2%
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	3,000,000	3,255,000	(f)

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
CVS Corp., Pass-Through Trust	9.350%	1/10/23	480,000	569,503	(b)(c)

INDUSTRIALS - 1.4%
Airlines - 0.8%
Air 2 US, Notes	8.027%	10/1/19	139,431	149,191	(b)(c)
American Airlines, Pass-Through Trust, Secured Bonds	5.625%	1/15/21	1,140,127	1,180,032	(b)
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	951,101	1,003,412	(c)

Total Airlines				2,332,635

Trading Companies & Distributors - 0.6%
Noble Group Ltd., Senior Notes	6.750%	1/29/20	1,400,000	1,575,000	(f)(g)

TOTAL INDUSTRIALS				3,907,635

MATERIALS - 4.7%
Construction Materials - 1.1%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	2,560,000	2,899,200	(b)(f)

Metals & Mining - 3.6%
Evraz Group SA, Notes	6.750%	4/27/18	2,800,000	2,698,752	(b)(f)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	3,000,000	2,849,580	(f)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,100,000	2,650,725	(f)
Vedanta Resources PLC, Senior Bonds	8.250%	6/7/21	1,350,000	1,494,281	(f)(g)

Total Metals & Mining				9,693,338

TOTAL MATERIALS				12,592,538

TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	2,650,000	2,743,015	(f)(g)

TOTAL CORPORATE BONDS & NOTES (Cost - $23,216,539)				23,067,691

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $359,498,052)				394,165,920

SHORT-TERM INVESTMENTS - 1.1%
Repurchase Agreements - 1.1%
State Street Bank & Trust Co. repurchase agreement dated 9/30/14; Proceeds at maturity - $2,854,000; (Fully collateralized by U.S. government agency obligations, 2.000% due 1/30/23; Market value - $2,914,418) (Cost - $2,854,000)	0.000%	10/1/14	2,854,000	2,854,000

TOTAL INVESTMENTS - 147.1% (Cost - $362,352,052#)				397,019,920
Liabilities in Excess of Other Assets - (47.1)%				(127,080,592)

TOTAL NET ASSETS - 100.0%				$269,939,328

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

See Notes to Schedule of Investments.

WESTERN ASSET MORTGAGE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)	September 30, 2014

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Illiquid security.

(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(g)	Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Mortgage Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on December 11, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a diverse portfolio of mortgage-backed securities (“MBS”), consisting primarily of non-agency residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”). The Fund intends to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about March 1, 2022.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Residential mortgage-backed securities		$314,160,977	$2,006,250	$316,167,227
Asset-backed securities		23,421,577	3,522,750	26,944,327
Commercial mortgage-backed securities		27,986,675	—	27,986,675
Corporate bonds & notes	—	23,067,691	—	23,067,691

Total long-term investments	—	$388,636,920	$5,529,000	$394,165,920

Short-term investments†	—	2,854,000	—	2,854,000

Total investments	—	$391,490,920	$5,529,000	$397,019,920

Other financial instruments:
Futures contracts	$5,436	—	—	$5,436
OTC credit default swaps on credit indices - buy protection‡	—	$217,428	—	$217,428

Total other financial instruments	$5,436	$217,428	—	$222,864

Total	$5,436	$391,708,348	$5,529,000	$397,242,784

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	RESIDENTIAL MORTGAGE-BACKED OBLIGATIONS	ASSET- BACKED SECURITIES	TOTAL
Balance as of December 31, 2013	—	—	—
Accrued premiums/discounts	$133	—	$133
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)(1)	(133)	—	(133)
Purchases	2,006,250	$3,522,750	5,529,000
Sales	—	—	—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of September 30, 2014	$2,006,250	$3,522,750	$5,529,000

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2014(1)	$(133)	—	$(133)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (continued)

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense”. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Leverage. The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage directly at the Fund level through borrowings, including loans from certain financial institutions or through a qualified government sponsored program, the use of reverse repurchase agreements and/or the issuance of debt securities (collectively, “Borrowings”), and possibly through the issuance of preferred stock (“Preferred Stock”), in an aggregate amount of up to approximately 33 1/3% of the Fund’s Total Assets immediately after such Borrowings and/or issuances of Preferred Stock. “Total Assets” means net assets of the Fund plus the amount of any Borrowings and assets attributable to Preferred Stock that may be outstanding. Currently, the Fund has no intention to issue notes or debt securities or Preferred Stock. In addition, the Fund may enter into additional reverse repurchase agreements and/or use similar investment management techniques that may provide leverage, but which are not subject to the foregoing 33 1/3% limitation so long as the Fund has covered its commitment with respect to such techniques by segregating liquid assets, entering into offsetting transactions or owning positions covering related obligations.

(f) Mortgage-backed securities. Mortgage-Backed Securities (“MBS”) include CMBS and RMBS. These securities depend on payments (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily from the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been

Notes to Schedule of Investments (unaudited) (continued)

stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

As of September 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended September 30, 2014, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Notes to Schedule of Investments (unaudited) (continued)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of September 30, 2014, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$39,254,894
Gross unrealized depreciation	(4,587,026)

Net unrealized appreciation	$34,667,868

Notes to Schedule of Investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$15,267,308	0.88%	$17,769,651

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.65% to 1.75% during the period ended September 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $100,703.

At September 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Barclays Capital Inc.	0.90%	9/18/14	10/20/14		$2,456,250
Credit Suisse	0.65%	10/25/13	TBD	*	1,771,875
Credit Suisse	0.65%	6/23/14	TBD	*	2,050,650
Credit Suisse	0.85%	6/23/14	TBD	*	2,217,600
Credit Suisse	0.65%	6/26/14	TBD	*	2,095,380
Credit Suisse	0.75%	6/26/14	TBD	*	1,990,450
Deutsche Bank AG	0.75%	3/10/14	TBD	*	3,523,360

					$16,105,565

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On September 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $19,260,504.

At September 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	10	12/14	$1,188,014	$1,182,578	$5,436

At September 30, 2014, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CMBX.1.2006-1 AAA Index)	$18,163,956	10/12/52	0.100% monthly	$67,888	$256,876	$(188,988)
Barclays Capital Inc. (Markit CMBX.2.2006-2 AAA Index)	18,773,080	3/15/49	0.070% monthly	149,540	458,253	(308,713)

Total	$36,937,036			$217,428	$715,129	$(497,701)

Notes to Schedule of Investments (unaudited) (continued)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At September 30, 2014, the Fund held collateral received from Barclays Capital Inc. in the amount of $413,387 on OTC credit default swap contracts valued at $217,428. Net exposure to the counterparty was $(195,959). Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2014.

	Futures Contracts
Primary Underlying Risk	Unrealized Appreciation	OTC Swap Contracts, at value	Total
Interest Rate Risk	$5,436	—	$5,436

Credit Risk	—	$217,428	217,428

Total	$5,436	$217,428	$222,864

During the period ended September 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$1,073,711

Average Notional Balance
Credit default swap contracts (to buy protection)	$38,027,849

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Mortgage Defined Opportunity Fund Inc.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	November 25, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	November 25, 2014